Exhibit 99.2

VAPOR CORP.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

The accompanying unaudited pro forma condensed combined financial statements give effect to events that are (1) directly attributable to the following business disposition and acquisitions; (2) factually supportable, and  with respect to the pro forma condensed combined statements of operations, (3) expected to have a continuing impact on the combined results following the business disposition and acquisitions. The unaudited pro forma financial information considers the aggregation of financial statement impacts for the following transactions, referred to in this document as "the disposition and acquisition transactions".

On July 29, 2016, the Company effected a disposition of a significant business component in connection with the sale of its wholesale vapor inventory and the related business operations. (See Note 2 - Disposition Transaction.)

On June 1, 2016, the Company acquired certain assets and assumed certain liabilities of Ada’s Whole Food Market, LLC, a natural foods grocery store located in Fort Myers, Florida. (See Note 3 - Acquisition of Ada’s Natural Market.)

On March 4, 2015, Vaporin Inc. (“Vaporin”) was acquired and merged with and into the Company with the Company being the surviving and controlling entity of the acquired business. (See Note 4 - Merger with Vaporin, Inc.)

The business combinations of Vaporin and of Ada’s Natural Market were accounted for under the acquisition method of accounting in accordance with ASC Topic 805, Business Combinations. As the acquirer for accounting purposes, the Company estimated the fair value of Ada’s Natural Market assets acquired and liabilities assumed and conformed the accounting policies to its own accounting policies.

The pre-disposition assets and liabilities and results of operations of the Wholesale Vapor Business are presented as discontinued operations in the Company’s financial statements included in its report on Form 10-Q for the nine months ended September 30, 2016 and the filings for the periods thereafter.

The unaudited pro forma condensed combined balance sheet as of June 30, 2016 gives effect only to the disposition of the Company’s wholesale vapor business (the ”Wholesale Vapor Business”) as the acquisition of certain net business assets of Ada’s Whole Food Market, LLC is included the Vapor Corp Consolidated Balance Sheet as of that date. The unaudited pro forma condensed combined balance sheet as of March 31, 2016 give effect to the disposition of the Company’s Wholesale Vapor Business and the acquisition of certain net business assets of Ada’s Whole Food Market, LLC. The unaudited pro forma condensed combined statements of operations for the six months ended June 30, 2016 and the three months ended March 31, 2016 give effect to the disposition of the Company’s Wholesale Vapor Business and the acquisition of certain net business assets of Ada’s Whole Food Market, LLC. The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2015 gives effect to the disposition the Wholesale Vapor Business, the acquisition of certain net business assets of Ada’s Whole Food Market LLC, and the acquisition of Vaporin, Inc.

The unaudited pro forma condensed combined financial statements do not necessarily reflect what the combined company’s financial condition or results of operations would have been had the disposition and acquisitions occurred on the dates indicated. They also do not reflect the realization of any expected cost savings from the disposition and acquisition transactions or planned cost savings initiatives following the completion of the respective transactions, and may not be useful in predicting the future financial condition and results of operations of the combined company. The actual financial position and results of operations may differ significantly from the pro forma amounts reflected herein due to a variety of factors.

VAPOR CORP.

PROFORMA CONDENSED COMBINED BALANCE SHEET

JUNE 30, 2016

(UNAUDITED)

	Vapor Corp.	Vapor Corp Wholesale Vapor Business	Total	Proforma Adjustments	Proforma Vapor Corp
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$17,064,395	$(533,002)	$16,531,393	$-	$16,531,393
Due from merchant credit card processor, net of reserves	61,881		61,881	-	61,881
Accounts receivable, net	358,400	(304,811)	53,589	-	53,589
Notes receivable from related party, net of discounts – current portion		474,001	474,001	-	474,001
Inventories	1,178,903	(268,403)	910,500	-	910,500
Prepaid expenses and vendor deposits	118,035	(17,670)	100,365	-	100,365
TOTAL CURRENT ASSETS	18,781,614	(649,885)	18,131,729	-	18,131,729

Property and equipment, net	1,173,902	-	1,173,902	-	1,173,902
Intangible assets, net	100,000	-	100,000	-	100,000
Goodwill	3,712,216	-	3,712,216	-	3,712,216
Notes receivable from related party, net of discounts - non-current portion		353,379	353,379	-	353,379
Other assets	123,596		123,596	-	123,596
TOTAL ASSETS	$23,891,328	$(296,506)	$23,594,822	-	$23,594,822

LIABILITIES AND STOCKHOLDERS’ DEFICIT

CURRENT LIABILITIES:
Accounts payable	$481,257	-	481,257	-	$481,257
Accrued expenses	1,658,753	-	1,658,753	-	1,658,753
Current portion of capital lease	60,567	-	60,567	-	60,567
Customer deposits	9,306	(9,306)	-	-	-
Derivative liabilities	47,314,427	-	47,314,427	-	47,314,427
TOTAL CURRENT LIABILITIES	49,524,310	(9,306)	49,515,004	-	49,515,004

Capital lease, net of current portion	24,535		24,535	-	24,535
TOTAL LIABILITIES	49,548,845	(9,306)	49,539,539	-	49,539,539

STOCKHOLDERS’ DEFICIT
Series A convertible preferred stock, $.001 par value, 1,000,000 shares authorized and designated, no shares issued and outstanding, no liquidation value	-		-	-	-
Treasury stock, $.0001 par value	-	(140,591)	(140,591)	-	(140,591)
Common stock, $.0001 par value, 750,000,000,000 shares authorized, 4,769,482,333 shares issued and outstanding	476,948	-	476,948	-	476,948
Additional paid-in capital	4,672,731	-	4,672,731	-	4,672,731
Accumulated deficit	(30,807,196)	(146,609)	(30,953,805)	-	(30,953,805)
TOTAL STOCKHOLDERS’ DEFICIT	(25,657,517)	(287,200)	(25,944,717)	-	(25,944,717)

TOTAL LIABILITIES AND STOCKHOLDERS’ DEFICIT	$23,891,328	$(296,506)	$23,594,822	$-	$23,594,822

See notes to unaudited pro forma condensed combined financial statements

VAPOR CORP.

PROFORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2016

(UNAUDITED)

	Vapor Corp.	Ada's Whole Food Market, LLC	Vapor Corp Wholesale Vapor Business		Total	Proforma Adjustments		Proforma Vapor Corp
SALES, NET:
Wholesale and online sales, net	$3,259,192	$-	$(2,844,338)		$414,854	$-		$414,854
Retail sales, net	3,424,414	-	-		3,424,414	-		3,424,414
Grocery sales, net	510,256	3,306,112	-		3,816,368	-		3,816,368
Total Sales	7,193,862	3,306,112	(2,844,338)		7,655,636	-		7,655,636

Cost of sales wholesale and online	3,004,212	-	(2,629,083)		375,129	-		375,129
Cost of sales retail	1,410,730	-	-		1,410,730	-		1,410,730
Cost of sales grocery	312,266	1,925,050	-		2,237,316	-		2,237,316
GROSS PROFIT (LOSS)	2,466,654	1,381,062	(215,255)		3,632,461	-		3,632,461

EXPENSES:
Selling, general and administrative	5,613,760	1,056,651	(983,459)		5,686,952	12,000	(e)	5,698,952
Impairment of goodwill and intangible assets	1,977,829	-	-		1,977,829	-		1,977,829
Retail store and kiosk closing costs	333,259	-	-		333,259	-		333,259
Total operating expenses	7,924,848	1,056,651	(983,459)		7,998,040	12,000		8,010,040
Operating income (loss)	(5,458,194)	324,411	768,204		(4,365,579)	(12,000)		(4,377,579)

OTHER INCOME (EXPENSES):
Gain on warrant repurchases	1,752,263	-	-		1,752,263	-		1,752,263
Non-cash change in fair value of derivative liabilities	(13,676,997)	-	-		(13,676,997)	-		(13,676,997)
Interest income	16,574	-	-		16,574	23,259	(c)	39,833
Interest expense	(9,692)	(3,824)	-		(13,516)	3,824	(d)	(9,692)
Total other expense	(11,917,852)	(3,824)	-		(11,921,676)	27,083		(11,894,593)

NET INCOME (LOSS)	$(17,376,046)	$320,587	$768,204		$(16,287,255)	$15,083		$(16,272,172)

NET LOSS PER SHARE -BASIC AND DILUTED	$(0.09)							$(0.11)

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING-BASIC AND DILUTED	190,412,816		(46,348,688	)(f)				144,064,128

See notes to unaudited pro forma condensed combined financial statements

VAPOR CORP.

PROFORMA CONDENSED COMBINED BALANCE SHEET

MARCH 31, 2016

(UNAUDITED)

	Vapor Corp.	Ada's Whole Food Market, LLC	Vapor Corp Wholesale Vapor Business	Total	Proforma Adjustments		Proforma Vapor Corp
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$22,592,099	$481,554	$(533,002)	$22,540,651	$(481,554	)(a)	$18,992,485
					(3,066,612	)(b)
Due from merchant credit card processor, net of reserves	102,053	38,132	-	140,185	(38,132	)(a)	102,053
Accounts receivable, net	300,345	-	(239,119)	61,226	-		61,226
Notes receivable from related party, net of discounts – current portion	-	-	474,001	474,001	-		474,001
Inventories	1,473,975	287,205	(535,473)	1,225,707	(287,205	)(a)	1,192,026
					253,524	(b)
Prepaid expenses and vendor deposits	295,167	-	(90,477)	204,690	-		204,690
TOTAL CURRENT ASSETS	24,763,639	806,891	(924,070)	24,646,460	(3,619,979)		21,026,481

Property and equipment, net	371,350	653,991	-	1,025,341	(653,991	)(a)	1,328,676
					957,326	(b)
Intangible assets, net	903,672	-	-	903,672	4,500	(b)	908,172
Goodwill	3,177,017	-	-	3,177,017	1,794,212	(b)	4,971,229
Notes receivable from related party, net of discounts - non-current portion	-	-	353,379	353,379	-		353,379
Other assets	151,417	10,058	-	161,475	(10,058	)(a)	151,417

TOTAL ASSETS	$29,367,095	$1,470,940	$(570,691)	$30,267,344	$(1,527,990)		$28,739,354

LIABILITIES AND STOCKHOLDERS’ DEFICIT

CURRENT LIABILITIES:
Accounts payable	$487,672	240,891	-	728,563	(240,891	)(a)	$487,672
Accrued expenses	1,585,989	113,470	-	1,699,459	(113,470	)(a)	1,684,939
					98,950	(b)
Current portion of capital lease	63,312	71,295	-	134,607	(71,295	)(a)	63,312
Current portion of note payable		71,190	-	71,190	(71,190	)(a)	-
Customer deposits	29,025	-	(29,025)	-	-		-
Derivative liabilities	53,616,983	-	-	53,616,983	-		53,616,983
TOTAL CURRENT LIABILITIES	55,782,981	496,846	(29,025)	56,250,802	(397,896)		55,852,906

Capital lease obligations, non-current portion	41,799	29,320	-	71,119	(29,320	)(a)	41,799
Note payable, non-current portion	-	121,194	-	121,194	(121,194	)(a)	-
Deferred rent	-	199,837	-	199,837	(199,837	)(a)	-
TOTAL LIABILITIES	55,824,780	847,197	(29,025)	56,642,952	(748,247)		55,894,705

STOCKHOLDERS’ DEFICIT
Series A convertible preferred stock, $.001 par value, 1,000,000 shares authorized and designated, no shares issued and outstanding, no liquidation value	-	-	-	-	-		-
Treasury stock, $.0001 par value	-	-	(140,591)	(140,591)	-		(140,591)
Common stock, $.0001 par value, 750,000,000,000 shares authorized, 2,257 shares issued and outstanding	2	-	-	2	-		2
Additional paid-in capital	3,160,363	-	-	3,160,363	-		3,160,363
Accumulated deficit	(29,618,050)	-	(401,075)	(30,019,125)	(156,000	)(b)	(30,175,125)
TOTAL STOCKHOLDERS’ DEFICIT	(26,457,685)	-	(541,666)	(26,999,351)	(156,000)		(27,155,351)
MEMBERS' EQUITY	-	623,743	-	623,743	(623,743	)(a)	-
TOTAL LIABILITIES AND STOCKHOLDERS’ DEFICIT	$29,367,095	1,470,940	$(570,691)	$30,267,344	$(1,527,990)		$28,739,354

See notes to unaudited pro forma condensed combined financial statements

VAPOR CORP.

PROFORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS

FOR THE THREE MONTHS ENDED MARCH 31, 2016

(UNAUDITED)

	Vapor Corp.	Ada's Whole Food Market, LLC	Vapor Corp Wholesale Vapor Business	Total	Proforma Adjustments		Proforma Vapor Corp
SALES, NET:
Wholesale and online sales, net	$1,889,777	$-	$(1,613,569)	$276,208	$-		$276,208
Retail sales, net	1,846,451	-	-	1,846,451	-		1,846,451
Grocery sales, net	-	2,074,534	-	2,074,534	-		2,074,534
Total Sales	3,736,228	2,074,534	(1,613,569)	4,197,193			4,197,193

Cost of sales wholesale and online	1,494,207	-	(1,311,919)	182,288	-		182,288
Cost of sales retail	755,755	-	-	755,755	-		755,755
Cost of sales grocery	-	1,219,461	-	1,219,461	-		1,219,461
GROSS PROFIT (LOSS)	1,486,266	855,073	(301,650)	2,039,689			2,039,689

EXPENSES:
Selling, general and administrative	2,895,628	652,037	(490,618)	3,057,047	6,000	(e)	3,063,047
Total operating expenses	2,895,628	652,037	(490,618)	3,057,047	6,000		3,063,047
Operating income (loss)	(1,409,362)	203,036	188,968	(1,017,358)	(6,000)		(1,023,358)

OTHER INCOME (EXPENSES):					-
Non-cash change in fair value of derivative liabilities	(14,782,039)	-	-	(14,782,039)	-		(14,782,039)
Stock-based expense in connection with waiver agreements	-	-	-	-	-		-
Interest income	9,040	-	-	9,040	12,091	(c)	21,131
Interest expense	(4,539)	(3,824)	-	(8,363)	3,824	(d)	(4,539)
Interest expense-related party	-	-	-	-	-		-
Total other income (expense)	(14,777,538)	(3,824)	-	(14,781,362)	15,915		(14,765,447)

NET INCOME (LOSS)	$(16,186,900)	$199,212	$188,968	$(15,798,720)	$9,915		$(15,788,805)

NET LOSS PER SHARE -BASIC AND DILUTED	$(35,970.89)						$(35,086.23)

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING-BASIC AND DILUTED	450						450

See notes to unaudited pro forma condensed combined financial statements

VAPOR CORP.

PROFORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2015

(UNAUDITED)

	Vapor Corp.	Vaporin, Inc.	Ada's Whole Food Market, LLC	Vapor Corp Wholesale Vapor Business	Total	Proforma Adjustments		Proforma Vapor Corp
SALES, NET:
Wholesale and online sales, net	$6,521,354	$-	$-	$(5,497,422)	$1,023,932	-		$1,023,932
Retail sales, net	4,228,679	1,116,263	-	-	5,344,942	-		5,344,942
Grocery sales, net	-	-	7,601,653	-	7,601,653	-		7,601,653
Total Sales	10,750,033	1,116,263	7,601,653	(5,497,422)	13,970,527			13,970,527

Cost of sales wholesale and online	6,398,082	-	-	(5,842,196)	555,886	-		555,886
Cost of sales retail	1,616,561	858,536	-	-	2,475,097	-		2,475,097
Cost of sales grocery	-	-	4,325,333	-	4,325,333	-		4,325,333
GROSS PROFIT (LOSS)	2,735,390	257,727	3,276,320	344,774	6,614,211			6,614,211

EXPENSES:
Selling, general and administrative	16,080,472	1,618,634	2,401,255	(5,855,825)	14,244,536	24,000	(e)	14,268,536
Impairment of goodwill and intangible assets	15,403,833	-	-	-	15,403,833	-		15,403,833
Total operating expenses	31,484,305	1,618,634	2,401,255	(5,855,825)	29,648,369	24,000		29,672,369
Operating income (loss)	(28,748,915)	(1,360,907)	875,065	6,200,599	(23,034,158)	(24,000)		(23,058,158)

OTHER INCOME (EXPENSES):
Cost associated with underwritten offering	(5,279,003)	-	-	-	(5,279,003)	-		(5,279,003)
Amortization of debt discounts	(833,035)	-	-	-	(833,035)	-		(833,035)
Amortization of deferred financing costs	(144,903)	-	-	-	(144,903)	-		(144,903)
Loss on debt extinguishment	(1,497,169)	-	-	-	(1,497,169)	-		(1,497,169)
Non-cash change in fair value of derivative liabilities	42,221,418	(5,694)	-	-	42,215,724	-		42,215,724
Stock-based expense in connection with waiver agreements	(3,748,062)	-	-	-	(3,748,062)	-		(3,748,062)
Interest income	19,323	4,051	-	-	23,374	76,803	(c)	100,177
Interest expense	(108,356)	(25,249)	(19,403)	-	(153,008)	19,403	(d)	(133,605)
Interest expense-related party	(80,545)	-	-	-	(80,545)	-		(80,545)
Total other income (expense)	30,549,668	(26,892)	(19,403)	-	30,503,373	96,206		30,599,579

NET INCOME (LOSS)	1,800,753	(1,387,799)	855,662	6,200,599	7,469,215	72,206		7,541,421
Deemed Divided	(38,068,021)	-	-	-	(38,068,021)	-		(38,068,021)
NET LOSS ALLOCABLE TO COMMON SHAREHOLDERS	$(36,267,268)	$(1,387,799)	$855,662	$6,200,599	$(30,598,806)	$72,206		$(30,526,600)

NET LOSS PER SHARE -BASIC AND DILUTED	$(7,253,454.60)							$(6,105,320.00)

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING-BASIC AND DILUTED	5							5

See notes to unaudited pro forma condensed combined financial statements

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

1. Basis of Presentation

The following is a brief description of the amounts presented in each of the column headings for each of the unaudited pro forma condensed combined balance sheets and statements of operations, which should be read in conjunction with the Vapor Corp. historical consolidated financial statements and accompanying notes included in the Company's Annual Report on Form 10-K for the year ended December 31, 2015 and the Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2016.

Vapor Corp.

This column reflects the Company’s historical audited operating results for the year ended December 31, 2015 and the historical unaudited operating results and financial condition as of and for the six months ended June 30, 2016 and as of and for three months ended March 31, 2016, without giving effect to the disposition and acquisitions described below.

Ada’s Whole Food Market, LLC Acquisition

The columns reflect the unaudited balance sheet of Ada’s Whole Food Market, LLC as of March 31, 2016, and historical unaudited operating results of Ada’s Whole Food Market, LLC for the pre-acquisition periods January 1, 2016 to March 31, 2016 and January 1, 2016 to May 31, 2016, and audited operating results of Ada’s Whole Food Market, LLC for the year ended December 31, 2015, which were derived from the audited financial statements of Ada’s Whole Food Market, LLC presented in Exhibit 99.1.

Vaporin Inc. Acquisition

This column reflects historical unaudited pre-acquisition operating results for Vaporin Inc. for the year ended December 31, 2015.

Vapor Corp Wholesale Vapor Business Disposition

This column reflects the elimination of the historical unaudited assets and liabilities of the Company’s Wholesale Vapor Business as of June 30, 2016 and March 31, 2016, the historical unaudited operating results for the six months ended June 30, 2016, and the three months ended March 31, 2016, and for the year ended December 31, 2015, prepared on a “carve-out” basis of accounting. This column on the unaudited pro forma consolidated balance sheets as of June 30, 2016 and March 31, 2015 reflects the elimination of the carrying amounts of the assets sold and liabilities transferred, the consideration received from the sale of the wholesale vapor business, and transaction costs including legal costs and discounts on notes receivable from a related party issued at below market rates, as if the sale of the Company’s wholesale vapor business had occurred on June 30, 2016 and March 31, 2016, respectively.

Pro Forma Adjustments

This column on the unaudited condensed pro forma statements of operations reflects the elimination of the certain historical expenses, incremental compensation, and the effect of disposition transaction for the year ended December 31, 2015, the six months ended June 30, 2016, and the three months ended March 31, 2016.

The pro forma adjustments column on the unaudited pro forma condensed combined balance sheet as of June 30, 2016 and March 31, 2016 include the estimated fair values of the assets acquired and liabilities assumed from Ada’s Whole Food Market, LLC as of the respective reporting dates.

2. Disposition Transaction

On July 29, 2016, the Company entered into an Asset Purchase Agreement (the “Wholesale Business Purchase Agreement”) with VPR Brands, L.P. (the “Purchaser”) and the Purchaser’s Chief Executive Officer, Kevin Frija (the former Chief Executive Officer of the Company) pursuant to which the Company sold its wholesale vapor inventory and the related business operations (collectively, “Wholesale Business Assets”), which previously operated at 3001 Griffin Road, Dania Beach, Florida 33312 and repurchased 1,405,910,203 shares of the Company’s Common Stock held by Mr. Frija. The sale transaction was approved by the Company’s Board of Director on July 26, 2016 and completed on July 31, 2016. The consideration for the Wholesale Business Assets consisted of (i) the transfer to the Company by Mr. Frija of 1,405,910,203 shares of the Company’s common stock that he had acquired on the open market subsequent to March 31, 2016; (ii) a secured, one-year promissory note in the principal amount of $370,000 (the “Acquisition Note”) bearing an interest rate of 4.5%, which payments thereunder are $10,000 monthly, with such payments commencing on October 28, 2016, including a balloon payment of the remainder of principal and interest on July 29, 2017; (iii) A secured, 36-month promissory note in the principal amount of $500,000 bearing an interest rate of prime plus 2%, resetting annually on July 29th, which payments thereunder are $14,000 per month, with such payments deferred and commencing on January 26, 2017, and subsequent installments payable on the same day of each month thereafter and in the 37th month, a balloon payment for all remaining accrued interest and principal; and (iv) the assumption by the Purchaser of certain liabilities related to the Company’s wholesale operations, including but not limited to the month-to-month lease for the premises. The rates of interest for both the Acquisition Note and the Promissory Notes were below market rates. Discounts were recorded to reflect the interest that would be received at an estimated market rate of 12%. The discount is accreted over the respective note terms.

Sale of Wholesale Vapor Business

Consideration received:
Note issued to related party Purchaser	$356,895
Treasury stock at fair value	140,591
Total	497,486
Assets and liabilities transferred:
Inventory	(258,743)
Accounts receivable, net	(226,478)
Vendor deposits	(40,949)
Transaction expenses	(35,273)
Customer deposits	17,850

Total	(543,593)
Loss on sale	$46,107

Addition consideration received includes notes receivable from related party balances and unamortized discounts as presented below:

	Acquisition Note	Promissory Note *
Notes issued to related party in conjunction with sale of wholesale business	$370,000	$500,000
Discounts	(13,105)	(29,515)
Notes receivables net of unamortized discounts	356,895	470,485
Less: current portion	$356,895	$117,106
	$—	$353,379

*     Issued for cash

The Company also paid $33,022 in transaction costs in cash. The amounts presented in the accompanying pro forma condensed combined balance sheets differ from the amounts presented in the table above due to timing differences between the reporting dates and the date this transaction was completed.

3. Acquisition of Ada’s Natural Market

On May 17, 2016 the Company, through its wholly owned subsidiary, Healthy Choice Markets, Inc. entered into a definitive Business Sale Offer and Acceptance Agreement (the “Purchase Agreement”) with Ada’s Whole Food Market LLC (“Seller”).  Under the Purchase Agreement, the Company purchased certain assets and assumed certain liabilities related to Ada’s Natural Market grocery store in Fort Myers, Florida (“Ada’s Natural Market”). The Company continues operating the grocery store under its existing name. The cash purchase price under the Purchase Agreement was approximately $3.0 million, less a closing date purchase price adjustment for the amount of inventory on hand at the closing of this transaction.  In addition, the Company assumed an operating lease and entered into an employment agreement with the store manager.

The acquisition of Ada’s Natural Market is a considered significant as defined under Rule 3-05 of Regulation S-X. The audited financial statements of Ada’s Wholefood Market LLC for the years ended December 31, 2014 and 2015 and the unaudited interim financial information as of and for the three month periods ended March 31, 2016 and 2015 are included in this Amended Form 8-K.

The purchase consideration paid to the Seller was allocated to the preliminary fair value of the net tangible assets acquired, with the remainder recorded as goodwill on a preliminary basis. Goodwill recognized from the transaction mainly represented the expected operational synergies upon acquisition of the combined entity and intangibles not qualifying for separate recognition. Goodwill is not expected to be deductible for income tax purposes in the tax jurisdiction of the acquired business. The preliminary purchase price allocation was based, in part, on management’s knowledge of Ada’s Natural Market business and the results of a third equipment party appraisal commissioned by management. The Company also incurred approximately $156,000 of transaction costs as a result of the Ada’ Natural Market acquisition, that are not presented in the accompanying unaudited condensed combined financial statements as these costs do not have a continuing impact on the Company’s operating results.

Purchase Consideration
Consideration paid:	$2,910,612

Net tangible assets acquired and liabilities assumed at fair value
Property and equipment	500,225
Leasehold improvements	457,101
Inventory	253,524
Intangible assets	4,500
Accrued expenses	(98,950)
Net tangible assets acquired	1,116,400
Total preliminary allocation of excess to goodwill	$1,794,212

This preliminary purchase price allocation has been used to prepare pro forma adjustments in the accompanying pro forma balance sheets and statements of operations. The final purchase price allocation will be determined when the Company has completed the detailed valuations and necessary calculations. The final allocation could differ materially from the preliminary allocation used in the pro forma adjustments. The final allocation may include (1) changes in fair values of long-lived assets, (2) changes in the allocation of purchase consideration in excess of fair value to separately identifiable intangible assets and (3) other changes to assets and liabilities.

4. Merger with Vaporin, Inc.

On December 17, 2014, the Company entered into an Agreement and Plan of Merger with Vaporin (the “Merger”) pursuant to which Vaporin was to merge with and into the Company with the Company being the surviving and controlling entity (as a result of the stockholders of the Company maintaining more than 50% ownership in the Company’s outstanding shares of Common Stock and the Vapor directors comprising the majority of the board at the date of the Merger). The Merger closed on March 4, 2015 and was accounted for as a business combination. The historical unaudited operating results for the year ended December 31, 2015, were adjusted to include Vaporin’s pre-acquisition results for the period of January 1, 2015 to March 3, 2015.

5. Pro Forma Adjustments

The pro forma adjustments are based on our preliminary estimates and assumptions that are subject to change. The following adjustments have been reflected in the unaudited pro forma condensed combined financial information (tabular amounts in thousands):

Unaudited Pro Forma Condensed Combined Balance Sheet Adjustments

(a)	The Company acquired certain business assets and assumed specific liabilities from Ada’ Whole Food Market, LLC. The pro forma entries reflect the elimination of the Seller’s historical assets, liabilities and equity that were not part of the acquisition or subject to fair value adjustment and give effect to the cash paid to repay the amounts outstanding on the Seller’s term note and outstanding capital lease obligations as follows:

Cash and cash equivalents	$(481,554)
Due from merchant credit card processor, net of reserves for chargebacks	(38,132)
Inventories	(287,205)
Property and equipment	(653,991)
Other assets	(10,058)
Accounts payable	240,891
Accrued expenses	113,470
Deferred rent	199,837
Member’s Equity	623,743

(292,999)
Adjustment to reflect the repayment of the note capital lease obligations from sale proceeds	100,615
Adjustment to reflect the repayment of the note payable from sale proceeds	192,384
Total	$-

(b)	Reflects the adjustments to record inventory, property plant and equipment, goodwill, other intangibles, and accrued expenses at their estimated fair values based on preliminary purchase price allocations and the net cash paid by the Company as presented in Note 3.

Unaudited Pro Forma Condensed Combined Statement of Operations Adjustments

(c)	Reflects adjustments for the accrual of interest and the amortization of discounts on notes receivable to related party incurred in conjunction with the disposition of the Company’s wholesale vapor business as described in Note 2.

(d)	Reflects the adjustments to eliminate Ada’s Whole Food Market, LLC historical interest expense.

(e)	Reflects adjustments for salaries to the amount the Company is paying pursuant to an employment agreement with the store manager.

(f)	On July 29, 2016, the Company repurchased 1,405,910,203 of its common shares from Kevin Frija in connection with the disposition of the Company’s wholesale vapor business. Mr. Frija acquired the Company’s common shares on the open market between June 22 and June 24, 2016. Adjustment was made to the pro forma weighted average shares to effect for repurchase as if it took place on June 24, 2016.